EXHIBIT 99.1


          DISCLAIMER LEGEND FOR COMPUTATIONAL MATERIALS FOR PUBLIC CMBS

Copyright 2005 JPMorgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Clients should contact analysts and execute transactions through a JP Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluat ing the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (t he "Computational Materials") which have been prepared in reliance upon information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JP Morgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

JPMCC 05 CIBC12 A3 Analysis

         ---------------------------------------------------
                     Base Case           Stress Scenario
---------------------------------------------------------------------------
Class           Spread         WAL      Spread         WAL        Extension
---------------------------------------------------------------------------
A-3A1           28 bps      6.12 yrs    27 bps      6.45 yrs      0.33 yrs
---------------------------------------------------------------------------
A-3A2           35 bps      7.55 yrs    33 bps      8.39 yrs      0.84 yrs
---------------------------------------------------------------------------
A-3B            32 bps      6.73 yrs    34 bps      7.28 yrs      0.55 yrs
---------------------------------------------------------------------------


Base Case:   0/0

Stress Scenario:   Extend 25% of all balloon loans by 24 months.

          DISCLAIMER LEGEND FOR COMPUTATIONAL MATERIALS FOR PUBLIC CMBS

Copyright 2005 JPMorgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Clients should contact analysts and execute transactions through a JP Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluat ing the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (t he "Computational Materials") which have been prepared in reliance upon information furnished by the issuer. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JP Morgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                       JPMCC 05-CIBC12 Final Pricing -- A2

JPM SECURITIES

Balance       $171,215,000.00    Delay            11            WAC    5.29408     WAM     111
Coupon        4.73900            Dated            07/01/2005    NET    5.26319     WALA    1
Settle        07/29/2005         First Payment    08/12/2005


------------------------------------------
          Price                   0
------------------------------------------
                                     Yield
------------------------------------------
                100-06               4.708
                100-08               4.693
                100-10               4.678
                100-12               4.664
                100-14               4.649
                100-16               4.634
                100-18               4.620
                100-20               4.605
                100-22               4.590
                100-24               4.576
                100-26               4.561


                   WAL                4.84

              Mod Durn               4.230
         Mod Convexity               0.213
      Principal Window      ~Feb10 - Aug10

------------------------------------------
               CMT_3MO               3.630
               CMT_6MO               3.870
               CMT_1YR               4.081
               CMT_2YR               3.877
               CMT_3YR               3.926
               CMT_5YR               3.992
              CMT_10YR               4.177
              CMT_30YR               4.407
------------------------------------------
                Prepay               0 CPR
            No Prepays
 Lockout and Penalties   Include Penalties
Prepay Penalty Haircut                   0
------------------------------------------
               Default               0 CDR
         Loss Severity                   0%
------------------------------------------

                       JPMCC 05-CIBC12 Final Pricing -- A2

JPM SECURITIES
Balance       $171,215,000.00    Delay            11            WAC    5.29408     WAM     111
Coupon        4.73900            Dated            07/01/2005    NET    5.26319     WALA    1
Settle        07/29/2005         First Payment    08/12/2005

-------------------------------------------
      Price                      0

Servicer Advances                      100%
Liquidation Lag                           0
-------------------------------------------
Optional Redemption                Call (N)
-------------------------------------------


Swap Curve        Mat     2YR      3YR        4YR        5YR       6YR       7YR        8YR        9YR       10YR      12YR
                  Yld     0.3750   0.4000     0.4200     0.4300    0.4350    0.4375     0.4375     0.4325    0.4300    0.4795